SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 31, 2004

SOMERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-27843	77-0521878
(State or other jurisdiction of of incorporation)	(Commission file number)	(IRS Employer Identification No.)

5383 Hollister Avenue, Santa Barbara, CA	93111
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (805) 681-3322

Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release, dated March 31, 2004, announcing preliminary first quarter 2004 financial results.

Item 12. Results of Operation and Financial Condition.

On March 31, 2004, Somera Communications, Inc. (the “Registrant”) issued a press release announcing its preliminary first quarter 2004 financial results. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to the Commission pursuant to Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMERA COMMUNICATIONS, INC.

By:	/S/ C. STEPHEN CORDIAL
C. Stephen Cordial
Chief Financial Officer, Acting President and Chief Executive Officer

Dated: March 31, 2004

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated March 31, 2004, announcing preliminary first quarter 2004 financial results.